biorestorative therapies



ASGCT 2019– General Presentation

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Mass of BAT is Inversely Correlated with Obesity and Unhealthy Metabolism

- Obesity is a worldwide epidemic
- In the U.S., 37% of adults and 16.9% of children and adolescents are obese
- Obesity is a risk factor for insulin-resistance, metabolic syndrome, and cardiovascular disease
- In 2012, the total estimated cost of diagnosed diabetes was $245 billion



Obesity
medical complications
PULMONARY DISEASE
abnormal function
obstructive sleep apnea
hypoventilation syndrome
IDIOPATHIC INTRACRANIAL HYPERTENSION
STROKE
CATARACTS
NONALCOHOLIC FATTY LIVER DISEASE
steatosis
steatohepatitis
cirrhosis
CORONARY HEART DISEASE
DIABETES
DYSLIPIDEMIA
HYPERTENSION
GALL BLADDER DISEASE
SEVERE PANCREATITIS
GYNECOLOGIC ABNORMALITIES
abnormal menses
infertility
polycystic ovarian syndrome
CANCER
breast, uterus, cervix, colon, esophagus, pancreas, kidney, prostate,
OSTEOARTHRITIS
SKIN
GOUT
PHLEBITIS
venous stasis

Brown Adipose Tissue – Novel Therapeutic to Treat Obesity and Related Metabolic Disorders

BAT is a specialized adipose tissue

- High metabolic activity
- Able to dissipate energy, fatty acids, glucose to produce heat
- Present in adult humans in small quantities

BAT **WAT**




WHITE FAT
BROWN FAT
Others:
Periarticular
Intramuscular
Pericardial
Bone marrow
Subcutaneous
Abdominal /retroperitoneal
Inguinal /gonadal
Cervical
Supraclavicular
Around blood vessels
Axilar
Paravertebral
Surrounding organs
Inguinal

Pre-clinical studies demonstrate that BAT transplants have therapeutic benefits

ORIGINAL ARTICLE

Reversal of Type 1 Diabetes in Mice by Brown Adipose Tissue Transplant

Subhadra C. Gunawardana and David W. Piston


A
600
500
400
300
200
100
0
Basal blood glucose mg/dl
● BAT Transplants *
□ Diabetic-Untreated
0
4
8
12
16
20
24
Weeks after transplant

Cell Research (2013) 23:851-854.

www.nature.com/cr

LETTER TO THE EDITOR

Brown adipose tissue transplantation improves whole-body energy metabolism

Cell Research (2013) **23**:851-854. doi:10.1038/cr.2013.64; published online 7 May 2013


A
LFD
HFD
HFD+BAT
***
* *
60
40
20
0
Body weight (g)
0 3 5 8 10 13 15 17 19
Weeks after transplantation
B
60
40
20
0
Total body fat (%)
*
C
38
34
30
Body temperature (°C)
*
**
25°C
4°C

ThermoStem® - development of a bioengineered human BAT construct

- BRT has procured a large collection of human brown and white adipose tissues and cellular library
- Isolated and characterized a novel allogeneic brown adipose stem cell population
- **Generation 1: BADSC/Scaffold**
    - Successful proof of concept completed in small animals
    - Published in Stem Cells in 2014: "Metabolically active human brown adipose tissue derived stem cells"
- **Generation 2: BADSC/Encapsulation device**
    - Selection of optimal BADSC line from library
    - Development of xeno-free and chemically defined culture conditions allowing for the generation of clinically significant numbers of functional brown adipocytes (>90%)
    - Testing of biocompatible, immune protective and retrievable encapsulation device (FDA cleared for human use) for safe and efficient delivery of bioengineered BAT

Generation 1
BADSC/Scaffold


100 µm

Generation 2
BADSC/Encapsulation device


DAPI Perilipin UCP1

Generation 1-Tissue procurement/cell isolation

A

Table 1. Patient Demographics

Gender (M/F)	44/10
Age (years)	72.4±12
Glucose (mmol l^{-1})	5.2±1.1
BMI (kg m^{-2})	24.4±3.2
HbA1c (%)	4.5±1
TG (mmol l^{-1})	1.3±0.8
Cholesterol (mmol l^{-1})	5.8±1.5
HDL-cholesterol (mmol l^{-1})	1.7±0.9
LDL-cholesterol (mmol l^{-1})	3.2±1.1



B
D
C
E

F

Table 2. % Cell Surface Marker Expression

	Brown-ADSC	White-ADSC
CD90	99.4	98.9
CD166	99.8	98.9
STRO-1	2.5	1.3
CD44	100	100
CD45	<1	<1
CD133	<1	<1
CD34	2.5	1.9
LIN	1.4	11.3
TMEM-26	77	24
SSEA-4	94.2	8.8
CD106	3.5	1.3
CD73	100	100
CD117	<1	<1
CD105	96.9	68.3
HLA-DR,DP,DQ	<1	<1
HLA-A,B,C	99.3	87
CD86	<1	1.8
CD137	72	3.3

Fig. 1.(A) Patient demographics. Abbreviations: HDL, high-density lipoprotein; HbA1c. Glycosylated hemoglobin; BMI, body mass index; TG, triacylglycerol. Data are represented as means ± s.d. (B) Biopsy of human mediastinal adipose depot from an adult. (C) H/E stain of human mediastinal adipose depot. (D) IHC staining of UCP1 using primary monoclonal anti-UCP1 antibody at 1:1000 dilution of mediastinal adipose tissue. (E) IHC staining of UCP1 using primary monoclonal anti-UCP1 antibody at 1:1000 dilution of subcutaneous white adipose tissue.

Generation 1-Cell characterization


A
B
C
F
D
G
E
H
Tubulin
1
2
~53 kDa
UCP1
1
2
~33 kDa

Fig. 2. (A) Gene expression profile comparing undifferentiated brown adipose derived stem cells to undifferentiated white adipose derived stem cells derived from subcutaneous adipose tissue. Genes in red are associated with brown fat phenotype **(B)** Gene expression profile comparing undifferentiated brown adipose derived stem cells to differentiated brown adipocytes. **(C)** Transmission electron microscopy of 21 day brown adipocyte differentiation induced with FNDC5 demonstrate multiocular intracytoplasmic lipid vacuoles. **(D)** Alizarian red staining of brown adipose derived stem cells induced to undergo osteogenesis. **(E)** Alcian blue staining of brown adipose derived stem cells directionally differentiated into chondrocytes.**(F)** Fatty acid binding protein 4 (FABP4) immunocytochemistry of brown adipose derived stem cells induced to undergo white adipogenesis. **(G)** Undifferentiated BADSCs. **(H)** Western blot 21 days post FNDC5 induction. Lane 1 brown adipose derived stem cells directionally differentiated into brown adipocytes. Lane 2 non-FNDC5 cells

Generation 1-Scaffold delivery


A
B
C
D
E
F
G
H
I
J
K
L
100 µm
100 µm
100 µm
500 µm
500 µm
500 µm
500 µm
x4.5k 0020 25kV 10µm
200 µm
200 µm
50 µm

Fig.4. *In vitro* culture of BADSCs. Representative bright field images of differentiated cells **(A)** prior to passaging and post-passaging and centrifugation **(B)** adherent and **(C)** floating in the supernatant. Representative confocal images of live BADSCs stained with Calcein AM on the **(D)** surface and **(E)** through the center of 3D scaffolds, and dead cells stained with propidium iodide on the **(F)** surface and **(G)** through the center. **(H-I)** Representative scanning electron micrographs of BADSCs on scaffolds in a **(H)** non-differentiated state and **(I)** 21 days directionally differentiated towards brown adipocytes on scaffolds. **(J-K)** Representative confocal images of **(J)** Actin (red) and DAPI (blue) staining and **(K)** Lipid (FABP4-green) and DAPI (blue) staining of brown fat-differentiated BADSCs in 3D scaffolds. **(L)** Representative bright field image of a histology section of differentiated brown fat cells (arrow) within a scaffold (*) after 21 days. N=3 separate scaffolds or 3 separate wells during 2D culture.

Generation 1-Metabolic function

A


BADSC18 Mitochondrial Respiration
OCR (pMoles/min)
400
300
200
100
0
Oligo
FCCP
Rot/Myx
0
20
40
60
80
100
TIME (minutes)
BADSC18 0d
BADSC18 7d
BADSC18 14d
BADSC18 21d

B


Fatty Acid Uptake
Relative Fluorescent Units
30000
25000
20000
15000
10000
5000
BADSC18-0d + FNDC5
BADSC18-7d + FDNC5
BADSC18-21d + FDNC5
BADSC18-21d Ø FNDC5
*
*
* = p< 0.0001
0
15
30
45
60
Time (min)

Fig. 3. (A) Functional mitochondrial respiration assay of brown adipose derived stem cells differentiated into brown adipocytes at 7, 14 and 21 days post differentiation. **(B)** Fatty acid uptake of brown fat differentiated brown adipose derived stem cells at 7, 14 and 21 days post differentiation.

Generation 2-UCP-1 Expression



A
UCP1
Normalized Expression
2.5
2
1.5
1
0.5
0
Human BAT
Pre-Diff. Gen 1
Post-Diff. Gen 1
Pre-Diff. Gen 2
Post-Diff. Gen 2
SubQ WAT
Visc. WAT
ND
C
BF-1
IgG control
Perilipin
UCP1
DAPI
D
BF-1
IgG control
Mito
UCP1
DAPI
B
UCP1
FABP4
ADIPSIN
LEPTIN
Gene/TBP Expression relative to StemPro
5000
4000
3000
2000
1000
0
StemPro
Gen1
Gen2
E
BF-1
Percent (%)
120
100
80
60
40
20
0
%Differentiati...
%Brown

Generation 2-Delivery Device Loading/Human BAT Construct


A
GM
DIFF-1
DIFF-2
D0
D1
D2
D5
D26
BAGs Formation
Device Loading
Adipocyte differentiation induction
- RNA isolation
- Histology / Immunostaining


B
C
D
E


HE
BF
DAPI/Perilipin/UCP1
DAPI
Perilipin
UCP1


Gene/TBP
FABP4
2000
1600
1200
800
400
0
D0
D25
ADIPSIN
50
40
30
20
10
0
D0
D25
PPARg
16
14
12
10
8
6
4
2
0
D0
D25
CEBPa
15
10
5
0
D0
D25
LEPTIN
0.06
0.04
0.02
0
D0
D25
Gene/TBP
UCP1
20
16
12
8
4
0
D0
D25
PGC1a
2
1.6
1.2
0.8
0.4
0
D0
D25
ELOVL3
0.6
0.4
0.2
0
D0
D25
CIDEA
3
2
1
0
D0
D25
COX10
0.6
0.4
0.2
0
D0
D25

Next Steps

- Small animal model using generation 2 device.
- Explore other delivery systems
- Study secretome of BADSC
- Explore use for other indications

biorestorative therapies

THANK YOU



Development of an Encapsulated Stem Cell Bioengineered Brown Adipose Transplant to Improve Metabolic Disorders

Vanessa Silva[1], James Liu[1], Ram Sharma1, Francisco Silva[1]
BioRestorative Therapies Melville, NY 11747

Abstract

The prevalence of obesity and metabolic disorders has increased dramatically over the past decades and has become a pandemic. By 2030, more than 50% of Americans will suffer from obesity, resulting in over 500 billion dollar loss in economic productivity. Obesity is a major risk factor for type II diabetes mellitus, hypertension, cardiovascular disease, osteoarthritis, and certain forms of cancer. Current therapeutic approaches, such as caloric restriction and exercise, which rely mainly on patient's will power to reduce energy intake and/or increase energy expenditure, are generally of limited effectiveness in obese patients. Bariatric surgery is the only clinically proven therapy in terms of weight loss and decreased morbidity and mortality in patients with a body mass index (BMI) over 40; however it has associated risks, high costs and requires proper management of patient's nutrition and physical activity. Alternative ways to increase energy expenditure could augment the current therapeutic options for treating obese patients and ultimately lead to successful clinical outcomes. Targeting brown adipose tissue (BAT) in humans, in order to increase BAT mass and/or activity, has emerged as a potential way to increase energy expenditure by energy wasting. Due to the lack of transplantable BAT, tissue engineering of metabolically active transplantable BAT has recently emerged.

We have previously described the isolation of human brown adipose derived mesenchymal stem cells (BADSCs) from mediastinal adipose tissue. We have demonstrated that these cells can be expanded in culture and differentiated into functional brown adipocytes *in vitro. Additionally, we demonstrated* that *in vivo* transplantation of differentiating BADSCs in a biological scaffold significantly reduced blood glucose levels and body weight in obese mice. In the present study, we have characterized multiple BADSCs populations isolated from mediastinal and cervical anatomical locations. We have also evaluated *in vitro* differentiation potential and their ability to express brown specific markers using a xeno-free chemically defined medium in an FDA approved immune-protecting encapsulation medical device as a delivery system for bioengineered BAT transplantation.

Methods

Brown adipose derived stem cells (BADSCs) were isolated from fresh brown adipose tissue and were cultured for up to 3 passages. Adipocyte differentiation was induced by addition of the brown adipocyte differentiation medium 1 (AD-1), adipocyte differentiation medium 2 (AD-2), or the commercially available StemPro™ adipogenesis differentiation kit (Gibco). AD-1 is a serum based differentiation medium AD-2 is a two-step xeno-free, serum free, chemically defined differentiation medium. BADSC aggregates (BAGs) were generated and were loaded into an encapsulation device followed by a AD-2 brown adipose induction Data from Oil Red O, flow cytometry and gene expression of brown specific markers by quantitative PCR were analyzed.

Results

We have previously demonstrated the isolation of a mesenchymal stem cell population from brown adipose tissue. In the following study we have further characterized them *in vitro*, and their ability to differentiate into UCP-1 expressing brown adipocytes. Under xeno-free and chemically defined conditions we have successfully developed a protocol to generate greater than 80% brown adipocytes and load them into a delivery device for *in vivo* transplantation. This represents a promising source of transplantable BAT to increase energy expenditure and for the treatment of metabolic disorders

Figures


A
BF-1
BF-2
BF-3
BF-4
BF-5
BF-6
BF-7
BF-8
BF-9
BF-10
BF-11
BF-12
BF-13
B
FABP4
ACACB
PPARg
ADIPSIN
CEBPa
ASC-1
LEPTIN
KLF15
PRDM16
TFAM
COX10
UCP1
ELOVL3
CIDEC
PGC1a
CIDEA
DIO2
Gene/TBP

Figure 1. (A) Thirteen human brown adipose-derived mesenchymal stem cell (BADSC) populations labeled BF-1 to BF-13 were isolated from subcutaneous supraclavicular and mediastinal adipose tissue biopsies and evaluated for their ability to differentiate into brown adipocytes. Morphological changes observed for each cell population 15 days after adipocyte differentiation are presented: Bright field (Top panels) and Oil Red O staining (ORO) (middle panels). **(B)** BADSC populations are organized based on UCP1 gene expression obtained by qPCR 15 days after adipogenic medium induction. UCP1 expression is normalized to FABP4 expression in order to normalize for the variability in adipocyte differentiation across the BADSC populations. White adipose-derived mesenchymal stem cells (WADSC) isolated from abdominal subcutaneous white adipose tissuewas used as a control. Data represent means ± SEM, n = 3 independent replicates per cell population.


A
UCP1
C
BF-1
IgG control
Perilipin
UCP1
DAPI
Mito
B
UCP1
FABP4
ADIPSIN
LEPTIN
StemPro
Gen1
Gen2
D
BF-1
Percent (%)
%Differentiation
%Brown

Figure 2. (A) BADSC populations were differentiated into adipocytes in the commercial StemPro Adipogenesis (GIBCO) medium (StemPro), a serum-based AD-1 medium, or in a xeno-free, serum-free and chemically defined AD-2 medium. **(B)** Expression of UCP1, FABP4, ADIPSIN, and LEPTIN mRNA by qPCR 15 days after differentiation in the indicated media. **(C)** BF-1 was differentiated in a xeno-free, serum free, chemically defined brown adipocyte differentiation medium (AD-2). Fifteen days after differentiation induction, cells were fixed and immunostained for UCP1 (red) and Perilipin (green) or UCP1 (red) and Mitochondria (green) and counterstained with DAPI (blue). **(D)**Quantification of the adipocyte differentiation efficiency (% differentiation) defined as the percentage of perilipin positive cells using DAPI to quantified the total number of cells per field of view and the brown adipocyte differentiation efficiency (% Brown) defined as the % of perilipin positives cells that are positive for UCP1.


A
GM
DIFF-1
DIFF-2
D0
D1
D2
D5
D26
BAGs Formation
Device Loading
Adipocyte differentiation induction
HE
BF
DAPI/Perilipin/UCP1
G
H
I
DAPI
Perilipin
UCP1
B
C
D
E
F
J
FABP4
ADIPSIN
PPARg
CEBPa
LEPTIN
UCP1
PGC1a
ELOVL3
CIDEA
COX10
Gene/TBP
D0
D25

Figure 3. (A) Schematic of the 3D brown adipocyte differentiation protocol in the encapsulation device. BADSC are expanded in culture as single cells in growth medium (GM, xeno-free conditions). On day 0, BADSC are enzymatically detached from the tissue culture dish and aggregates (BAGs) are formed in GM. BAGs are collected, loaded into the encapsulation device and cultured for an additional 24 hours in GM. Brown adipocyte differentiation starts on day 2 using the differentiation medium AD-2. The differentiation consists in 2 steps: differentiation induction in DIFF-1 medium for 3 days, followed by brown adipocyte maturation in DIFF-2 medium for an additional 21 days. **(B)** Micrograph (5X magnification) of BAGs 24 hours post formation **(C)** Micrograph (5X magnification) of BAGs after collection. **(D)** Photograph of the encapsulation device. **(E)** Photograph of the encapsulation device loading with BAGs. **(F)** Micrograph (10X magnification) of live BADSC BF-1 differentiating inside encapsulation device. Multilocular adipocytes are observed 17 days after differentiation induction through the device. BADSC (BF-1 cells) were differentiated into brown adipocytes in the encapsulation device. **(G-I)**Cross sections were also immunostained for UCP1 (red) and Perilipin (green) or UCP1 (red) and Mitochondria (green) and counterstained with DAPI (blue). **(J)** RNA were collected from BAGs at D0 (undifferentiated) and from encapsulation devices (See schematic Figure 6A) and gene expression levels of adipocyte markers and brown specific adipocyte markers were determined by qPCR. Data represent means ± SD, n = 3 independent replicates.

Conclusion

1). Developing a novel bioengineered brown adipose tissue transplant may offer a new paradigm for treating obesity and associated metabolic disorders. The disorders cause serious health concern affecting over 1/3 of adults and 1/6 of children in the United States, which include psychological, orthopedic and sleep disorders, genetic syndromes, chronic inflammation, high blood pressure, hyperinsulinaemia, insulin resistance, Type II diabetes, cardiovascular disease, metabolic syndrome, and more.

2). Our technology will ultimately serve as a robust platform for drug discovery and development allowing researchers to transplant engineered cells that are accessible for monitoring with common clinical imaging systems and easily retrievable for late stage pre-clinical screening of lead compounds, perform cellular pathway assays, biochemical, molecular and immunocytochemistry studies.

3). This study enables a better understanding of tissue-engineering principles to brown adipose biology and further our mechanistic understanding of the factors required for brown/beige fat function and development.